SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2003

                               KRONOS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                     0-20109
                            (Commission file number)


        Massachusetts                                04-2640942
(State or other jurisdiction                      (I.R.S. Employer
of incorporation)                                 Identification Number)


                               297 Billerica Road
                              Chelmsford, MA 01824
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 250-9800

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Businesses Acquired

        Not Applicable

(b)     Pro Forma Financial Information

        Not Applicable


(c)     Exhibits

        Exhibit No.    Description
        -----------    -----------

        99.1           Press release of Kronos Incorporated dated
                       April 7, 2003


ITEM 9. REGULATION FD DISCLOSURE

     In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 7, 2003, Kronos Incorporated issued a press release confirming second-quarter revenue and earnings estimates for the fiscal quarter ended March 29, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2003



                                    KRONOS INCORPORATED


                                    By:     /s/  Paul A. Lacy
                                    ----------------------------------------
                                                 Paul A. Lacy
                                    Executive Vice President, Chief Financial
                                    and Administrative Officer
                                    (Duly Authorized Officer and Principal
                                    Financial Officer)

                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------

99.1          Press release of Kronos Incorporated dated April 7, 2003


------------------------------------------------------------------------------
                                                                Exhibit 99.1


Kronos(R) Confirms Second-Quarter Revenue and Earnings Estimates and Announces Release Date of April 24

CHELMSFORD, Mass., April 7, 2003 - Kronos(R) Incorporated (Nasdaq: KRON) today announced that it expects revenues and earnings for its fiscal second quarter ended March 28, 2003 to be at the high end of the guidance that Kronos offered in January. Kronos is making the announcement in anticipation of an April 9 presentation by Chief Executive Officer Mark S. Ain and Chief Financial Officer Paul Lacy at Sidoti & Company's Seventh Annual Emerging Growth Institutional Forum, being held April 9-10 in New York.

"Preliminary results indicate that we had a very good quarter," said Mark S. Ain, Kronos' chief executive officer. "We experienced a strong mix of all products in all markets despite the difficult economic climate. Similar to the dynamics of our first quarter, we believe we are able to sustain momentum because our products deliver a rapid return on investment and directly improve the bottom line."

Kronos will release its second quarter Fiscal 2003 results on Thursday, April 24, 2003, and will review the results during a conference call on the same day, at 4:30 p.m. Eastern. A Webcast of the conference call will be available to all interested parties on the Kronos Web site located at www.kronos.com under the Investor Relations section.

Kronos' presentation from the Sidoti conference will be made available the afternoon of April 9 on the Investor Relations section of Kronos' Web site at www.kronos.com.


About Kronos Incorporated

Kronos Incorporated is a single-source provider of integrated human resources, payroll and labor management solutions. Kronos products and services help organizations align their people, processes and technology to improve individual productivity and boost overall business performance. Capitalizing on deep-rooted expertise honed over 25 years, Kronos empowers more than 40,000 organizations worldwide to better manage their workforce. Learn more at www.kronos.com.


Safe Harbor Statement

This press release contains forward-looking statements that involve a number of risks and uncertainties, including the performance estimates and statements relating to earnings and revenue growth and the market acceptance of our new products, our ability to monitor and manage discretionary costs, and potential acquisitions. Among the important factors that could cause actual operating results to differ materially from those indicated by such forward-looking statements are delays in product development, including enhancements to existing products, product performance issues, competitive pressures, general economic conditions and the risk factors detailed in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The timing of the release of new products or product enhancements will take place if and when available and at the sole discretion of Kronos.

                                       ###

(C) 2003 Kronos Incorporated. Kronos and the Kronos logo are registered trademarks of Kronos Incorporated or a related company. All other product and company names mentioned are used for identification purposes only and may be trademarks of their respective owners.

         Contact: Michele Glorie
                  Kronos Incorporated
                  (978) 947-2855
                  mglorie@kronos.com